STEIN ROE MUTUAL FUNDS

ANNUAL REPORT
SEPTEMBER 30, 2000

PHOTO OF: GIRL ON BALANCE BEAM.

STEIN ROE EQUITY FUND

YOUNG INVESTOR FUND

LOGO: STEIN ROE MUTUAL FUNDS
SENSIBLE RISKS. INTELLIGENT INVESTMENTS.(R)

CONTENTS

     From the President...............................................   1
       Stephen E. Gibson's thoughts on the equity markets and investing

     Performance Summary..............................................   4

     Fund Highlights..................................................   4

     Questions & Answers..............................................   6
       An interview with portfolio managers David Brady and Erik Gustafson

     Portfolio of Investments.........................................   11
       A complete list of investments with market values

     Financial Statements.............................................   16
       Statements of assets and liabilities, operations and changes in net assets

     Notes to Financial Statements....................................   22

     Financial Highlights.............................................   25
       Selected per-share data and ratios

     Report of Independent
     Accountants......................................................   28


                Must be preceded or accompanied by a prospectus.

                              TO OUR SHAREHOLDERS

TO OUR SHAREHOLDERS:
During the past 12 months, the stock market experienced a great deal of volatility (a series of rapid ups and downs). Despite this, the Fund delivered strong results for you, our shareholders. For the 12-month period ended September 30, 2000, the Stein Roe Young Investor Fund returned 32.32%. This compares favorably to the Standard and Poor's 500 Index, which returned 13.27% for the same period.

     The 12 months ended September 30, 2000 began with investors feeling very enthusiastic about stocks. Technology stocks performed particularly well during these early months. In fact, they were responsible for most

     Text in balloon: Stein Roe Young Investor Fund Class A shares returned 32.32% for the 12-month period ended 9/30/00. In the early months of the period, the Fund benefited from its investments in technology stocks, and later it was helped by a reduction in technology holdings.

TO OUR SHAREHOLDERS

(Continued)

of the positive performance in the market. At the same time, many stocks outside the technology sector were going through difficult times.

     The situation changed quickly after mid-March. Investors became more concerned that maybe technology stocks had reached prices that were too high to continue rising. At the same time, there was increasing concern about whether our economy might begin to have some difficulties. Investors began to sell many of the stocks that had previously been so successful, and prices declined as a result--even on technology stocks.

     Looking at the past year, I am reminded that it is important to own a variety of stocks to help minimize the impact of a single stock performing badly. Young Investor Fund is managed to include many different types of stocks, representing a variety of industries.

     The following report gives you more insights from the Fund's managers. For additional information, visit us on the Internet at www.steinroe.com or www.younginvestor.com.

TO OUR SHAREHOLDERS
(Continued)

     As always, we thank you for choosing the Stein Roe Young Investor Fund and for giving us the opportunity to serve your investment needs.

 Sincerely,

 /s/ Stephen E. Gibson

 Stephen E. Gibson
 President
 November 20, 2000


     Because market and economic conditions change frequently, there can be no assurance that the trends described above or on the following pages will continue.

Photo of: Stephen E. Gibson

PERFORMANCE SUMMARY

 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2000

                                        ONE YEAR      FIVE YEARS    LIFE OF FUND

YOUNG INVESTOR FUND                       32.32%         23.22%         24.52%
Standard & Poor's 500 Index               13.27          21.68          22.08
Morningstar Large Growth Category         30.68          22.62          23.12

STEIN ROE YOUNG INVESTOR FUND INVESTS ALL OF ITS INVESTABLE ASSETS IN SR&F GROWTH INVESTOR PORTFOLIO, WHICH HAS THE SAME INVESTMENT OBJECTIVES AND SUBSTANTIALLY THE SAME INVESTMENT POLICIES AS THE FUND.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. Total return includes changes in share price and reinvestment of income and capital gains distributions. Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. The S&P 500 Index is an unmanaged group of stocks that differs from the composition of the Fund and is not available for direct investment. The Fund began operations on 4/29/94. Benchmark information is from 4/30/94 to 9/30/00.


FUND HIGHLIGHTS

                   Growth of a $10,000 investment since Young
                Investor Fund began operating on April 29, 1994
--------------------------------------------------------------------------------
Line Chart:


             Morningstar Large          Standard & Poor's      Young Investor
             Growth Category            500 Index              Fund
9/30/93      10000                      10000                  10000
             10000                      10128                  10000
             10017.9                    10293                  9897
             9612.88                    10041                  9444
             9873.1                     10370                  9670
             10399.7                    10794                  10254
             10221.8                    10531                  10182
             10435.2                    10767                  10376
             10042.2                    10375                  9979
             10131.1                    10529                  10121
4/29/94      10189.6                    10801                  10069
             10559.1                    11221                  10492
             10874.3                    11552                  10832
             11097.9                    11892                  11002
             11427.7                    12367                  11234
             12023.8                    12653                  11961
             12680.9                    13072                  12782
             12759.8                    13105                  12919
9/30/95      13159.4                    13658                  13289
             13012.7                    13609                  13068
             13428.8                    14205                  13540
             13395.5                    14479                  13591
             13682.1                    14971                  13743
             14033.6                    15111                  14215
             14097.8                    15256                  14408
             14603.1                    15480                  15198
             15026.1                    15878                  15713
             14810.8                    15938                  15265
             13853.3                    15234                  14048
             14353.5                    15555                  14744
9/30/96      15343.4                    16429                  15767
             15395.4                    16883                  15594
             16313.1                    18157                  16339
             15943.8                    17798                  16110
             16911.6                    18908                  16869
             16511.6                    19058                  16176
             15652.7                    18276                  15220
             16358.1                    19366                  15536
             17559                      20549                  17014
             18249.9                    21463                  17642
             19949.2                    23170                  19205
             19149.8                    21872                  18851
9/30/97      20204.2                    23069                  20067
             19449.4                    22298                  19142
             19766.6                    23330                  19173
             19940.3                    23732                  19353
             20178.2                    23993                  19279
             21772.5                    25723                  20891
             22765.1                    27040                  21911
             23114.8                    27316                  22139
             22473.3                    26846                  21182
             23772.3                    27936                  22220
             23507.5                    27639                  21456
             19686.8                    23646                  17617
9/30/98      21104.5                    25161                  18954
             22449.4                    27204                  19972
             24042                      28853                  21454
             26580.6                    30515                  23894
             28247.5                    31790                  25181
             27024.1                    30802                  23754
             28619.9                    32034                  25312
             28855.7                    33273                  26059
             27997.2                    32488                  25660
             29962.1                    34285                  27533
             29166                      33219                  27010
             29163.6                    33052                  27086
9/30/99      28926.5                    32147                  27170
             30900.2                    34182                  29262
             32753.9                    34876                  32036
             36827.5                    36926                  37459
             35442.8                    35073                  36684
             38352.3                    34410                  43019
             40031                      37775                  42873
             37628.3                    36638                  39190
             35414.6                    35887                  36506
             38057.3                    36770                  40335
             37193.4                    36196                  39133
             40440.4                    38444                  43469
9/30/00      37975.5                    35981                  40885


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. The above illustration assumes a $10,000 investment made in the Fund on April 29, 1994, and reinvestment of income and capital gains distributions. The S&P 500 Index is an unmanaged group of stocks that differs from the composition of the Fund and is not available for direct investment. Benchmark performance is from 4/30/94 to 9/30/00.

The Fund's return is also compared to the average return of the funds included in the Morningstar Large Growth category. This Morningstar category is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar does not warrant their information to be accurate, correct, complete or timely. They shall not be responsible for investment decisions, damages or other losses resulting from use of the averages. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar averages.

                         Your Portfolio and its Industry
                        Weightings vs. the S&P 500 Index
                            as of September 30, 2000
--------------------------------------------------------------------------------
                                                   Young         S&P 500
                                               Investor Fund      Index
--------------------------------------------------------------------------------

Basic Materials                                      1%            2%
Consumer Cyclical                                   17%           10%
Consumer Non-Cyclical                               10%           18%
Energy                                               2%            7%
Financial                                           15%           16%
Industrial                                          10%            8%
Technology                                          31%           30%
Utilities                                           14%            9%






                                    Fund Data
--------------------------------------------------------------------------------
   INVESTMENT OBJECTIVE AND STRATEGY:
   Seeks to achieve long-term growth by investing in a portfolio primarily made up of common stocks and other equity securities. The Fund also has an educational objective to teach investors about basic economic principles and personal finance through a variety of educational materials prepared and paid for by the Fund.

   AGE OF FUND:

   6 YEARS, 5 MONTHS

   NET ASSETS:

   $1.22 BILLION

   NUMBER OF SHAREHOLDERS: 181,260

TEXT IN BALLOON: The S&P 500 Index is made up of 500 companies usually considered to be a good representation of the thousands of companies that make up the overall U.S. stock market. We show how the Fund's assets are invested by sector compared to the Index. This shows how we are investing compared to the Index in the industries, or sectors, that are the largest part of the market and economy.

                    AN INTERVIEW WITH THE PORTFOLIO MANAGERS

Q & A with David Brady and Erik Gustafson, portfolio managers of Stein Roe Young Investor Fund and the SR&F Growth Investor Portfolio.


Q. HOW DID THE FUND PERFORM OVER THE PAST YEAR?

A. From September 30, 1999 to September 30, 2000, Stein Roe Young Investor Fund generated a total return of 32.32%. This was much better than the performance of the stock market as a whole, as measured by the total return of 13.27% for the Standard & Poor500 Stock Index. The Fund's strong performance is mainly a result of our investments in technology stocks (during the first half of the year) and our utilities and financial services holdings (during the second half of the year). Although technology stocks had a more difficult time beginning in March, 2000, the earlier gains were more than enough to make up for the later difficulties.


Q. WERE THERE SPECIFIC STOCKS THAT HELPED THE FUND'S PERFORMANCE?

A. Among the stocks that gained the most during the year were EMC (2.7% of net assets) and Network Appliance (2.2% of net assets). As more and more companies realize their increased need for data storage devices, these two companies are seeing their businesses grow quickly.

The Fund also benefited from the performance of stocks such as:

o Sun Microsystems (2.0% of net assets), a manufacturer of computer servers and software which are more critical than ever in this Internet age.

o Intuit (2.8% of net assets), maker of the popular financial software programs Quicken and TurboTax.

o Rational Software (2.6% of net assets), a company that creates software tools to help businesses write their own personalized software.

Q. YOU MENTIONED THAT THINGS CHANGED IN THE MARKET IN MARCH. WHAT HAPPENED?

A. Many investors appeared to become a bit confused about what would happen to the United States economy. For several years, it has been growing very nicely, helping to create new jobs and giving people more money to spend and invest. Some investors began to believe that things wouldn't continue going so well, so they began to change their focus.

     Investors turned away from technology companies, which had been the best performers in the market. Instead, they began to favor other types of stocks, such as utilities and financial services companies.


Photos of: David Brady and Erik Gustafson

AN INTERVIEW WITH THE PORTFOLIO MANAGERS

(Continued)

     Some companies that provide electrical power benefited from this shift; for example, Calpine and AES Corp. (3.2% and 2.1%, respectively, of net assets). Some companies that provide financial services also enjoyed strong stock performance. Among the Fund's holdings that were particularly strong were Goldman Sachs (a major investment banker), Citigroup (one of the world's largest diversified financial services companies) and Household International, a low-cost consumer finance company (2.4%, 3.4%, and 3.2%, respectively, of net assets).


Q. TELECOMMUNICATIONS STOCKS HAVE PLAYED AN IMPORTANT ROLE IN THE PORTFOLIO. HOW DID THEY PERFORM OVER THE PAST YEAR?

A. They generally experienced difficult times in the past year. We all had high expectations for companies like WorldCom (1.1% of net assets), which merged with long-distance provider MCI, and Lucent Technologies (0.8% of net assets). Unfortunately, they and other big names in the telephone and telecommunications business

Text in balloon: Until March 2000, the stock market's strong performance was generated in large part by stocks of technology-oriented companies, many of which benefited from the Internet boom. In March, investors changed their focus, as they worried about the ability of many technology companies to earn a profit on their fast-growing businesses.

disappointed us. Even with the explosive growth of technologies like the Internet and cellular phones, the market has been difficult for these stocks because of the increased number of competitors and the high costs involved in upgrading technologies. These factors have made it more difficult for them to perform well.

Q. WHAT DO YOU EXPECT WILL HAPPEN IN THE NEXT YEAR?

A. For starters, it looks as if many companies will have a more difficult time increasing their profits than they had in recent years. This is likely because we expect that the rate of growth in the U.S. economy will slow down a bit.

     We have enjoyed an amazingly strong period of performance in the stock market in recent years. While there is reason to believe the general positive trend for stocks will continue, it is not likely to grow at such a rapid rate year after year. Just be sure that your expectations are reasonable, and remember that an investment in the Stein Roe Young Investor Fund should be a long-term proposition. Your investment plan should

Text in balloon: A strong economy usually helps companies be more profitable and successful. If our economy weakens significantly, many firms could face more difficulties. But fortunately, the U.S. economy has remained fairly strong. We're hopeful that growth in the economy can continue.

AN INTERVIEW WITH THE PORTFOLIO MANAGERS

(Continued)

match your time horizon, risk tolerance and your objectives, regardless of current market conditions.


An investment in the Fund offers significant long-term growth potential, but also involves certain risks, including more volatility than the stock market in general. The Fund may affected by stock market fluctuations that occur in response to economic and business developments.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return includes changes in share price and reinvestment of income and capital gains distributions. Portfolio holdings are as of 9/30/00.

Text in balloon: Stock markets don't always go up 20-30% each year, even though that has been fairly common lately. It is smart to expect stock prices to move up and down a lot, and prepare for returns that are below what we've become used to in the last few years. Still, the Fund will pursue a diversified, selective investment approach designed to identify the best investments available in the stock market today.

SR&F GROWTH INVESTOR PORTFOLIO

PORTFOLIO OF INVESTMENTS AT SEPTEMBER 30, 2000
(In thousands)


COMMON STOCKS - 92.5%                                  SHARES       VALUE
                                                     --------     -------
CONSUMER DISCRETIONARY - 12.9%
   AUTOMOBILES & COMPONENTS - 0.8%
   Automobile Manufacturers
   Ford Motor Co.                                         437    $ 11,063
                                                                  -------

   CONSUMER DURABLES & APPAREL - 1.4%
   Leisure Products
   Mattel, Inc.                                         1,800      20,138
                                                                  -------

   HOTELS, RESTAURANTS & LEISURE - 2.0%
   LEISURE FACILITIES - 0.4%
   Cedar Fair, LP                                         315       5,808
                                                                  -------

   RESTAURANTS - 1.6%
   McDonald's Corp.                                       750      22,641
                                                                  -------

   MEDIA - 7.0%
   BROADCASTING & CABLE - 4.8%
   AT&T Corp.-Liberty Media Group, Class A (a)          1,400      25,200
   Clear Channel Communications, Inc. (a)                 450      25,425
   Hispanic Broadcasting Corp. (a)                        650      18,119
                                                                  -------
                                                                   68,744
                                                                  -------
   MOVIES & ENTERTAINMENT - 2.2%
   The Walt Disney Co.
                                                         850       32,513
                                                                  -------
   RETAILING - 1.7%
   Apparel Retail
   The Gap, Inc.                                        1,250      25,156
                                                                  -------

CONSUMER STAPLES - 5.4%
   FOOD & DRUG RETAILING - 2.6%
   Drug Retail
   Walgreen Co.                                         1,000      37,938
                                                                  -------

   FOOD RETAIL - 2.8%
   Safeway, Inc. (a)                                      880      41,085
                                                                  -------

SR&F GROWTH INVESTOR PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
(In thousands)




                                                       SHARES       VALUE
                                                     --------     -------
FINANCIALS - 13.7%
   BANKS - 3.0%
   Texas Regional Bancshares, Inc., Class A               375    $ 10,641
   Wells Fargo & Co.                                      700      32,156
                                                                  -------
                                                                   42,797
   CONSUMER FINANCE - 5.0%
   Household International, Inc.                          805      45,583
   MBNA Corp.                                             700      26,950
                                                                  -------
                                                                   72,533
                                                                  -------
   DIVERSIFIED FINANCIAL SERVICES - 5.7%
   Citigroup, Inc.                                        900      48,656
   The Goldman Sachs Group, Inc.                          300      34,181
                                                                  -------
                                                                   82,837
                                                                  -------

HEALTH CARE - 6.2%
   PHARMACEUTICALS & BIOTECHNOLOGY - 1.3%
   Biotechnology
   Genentech, Inc. (a)                                    100      18,569

   PHARMACEUTICALS - 4.9%
   American Home Products Corp.                           500      28,281
   Johnson & Johnson                                      450      42,272
                                                                  -------
                                                                   70,553
                                                                  -------

INDUSTRIALS - 7.2%
   CAPITAL GOODS - 5.0%
   Industrial Conglomerates
   General Electric Co.                                   765      44,131
   Tyco International Ltd.                                550      28,531
                                                                  -------
                                                                   72,662
                                                                  -------
   COMMERCIAL SERVICES & SUPPLIES  - 2.2%
   Data Processing Services
   Paychex, Inc.                                          615      32,288
                                                                  -------

SR&F GROWTH INVESTOR PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
(In thousands)




                                                       SHARES       VALUE
                                                     --------     -------
INFORMATION TECHNOLOGY  - 32.3%
   SOFTWARE & SERVICES - 12.1%
   APPLICATIONS SOFTWARE - 5.4%
   Intuit, Inc. (a)                                       700    $ 39,900
   Rational Software Corp. (a)                            550      38,156
                                                                  -------
                                                                   78,056
                                                                  -------
   INTERNET SOFTWARE & SERVICES - 2.4%
   America Online, Inc.                                   650      34,937
                                                                  -------
   SYSTEMS SOFTWARE - 4.3%
   Microsoft Corp. (a)                                    560      33,740
   VERITAS Software Corp. (a)                             200      28,400
                                                                  -------
                                                                   62,140
                                                                  -------
   TECHNOLOGY HARDWARE & EQUIPMENT - 20.2%
   COMPUTER HARDWARE - 3.2%
   Apple Computer, Inc.                                   675      17,381
   Sun Microsystems, Inc. (a)                             250      29,188
                                                                  -------
                                                                   46,569
                                                                  -------
   COMPUTER STORAGE & PERIPHERALS - 5.0%
   EMC Corp. (a)                                          400      39,650
   Network Appliance, Inc. (a)                            250      31,844
                                                                  -------
                                                                   71,494
                                                                  -------
   NETWORKING EQUIPMENT - 1.7%
   Cisco Systems, Inc. (a)                                450      24,862
                                                                  -------

   SEMICONDUCTOR EQUIPMENT - 0.9%
   KLA-Tencor Corp. (a)                                   300      12,356
                                                                  -------

   SEMICONDUCTORS - 3.0%
   Bookham Technology PLC (a)                             265      11,362
   Maxim Integrated Products, Inc. (a)                    400      32,175
                                                                  -------
                                                                   43,537
                                                                  -------
   TELECOMMUNICATIONS EQUIPMENT - 6.4%
   Comverse Technology, Inc. (a)                          300      32,400
   Corning, Inc.                                          106      31,482
   Lucent Technologies, Inc.                              400      12,225
   Motorola, Inc.                                         600      16,950
                                                                  -------
                                                                   93,057
                                                                  -------

SR&F GROWTH INVESTOR PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
(In thousands)




                                                       SHARES       VALUE
                                                     --------     -------
MATERIALS - 1.0%
   CHEMICALS - 1.0%
   Specialty Chemicals
   Minerals Technologies, Inc.                            300    $ 13,800
                                                                 --------

TELECOMMUNICATION SERVICES - 6.6%
   DIVERSIFIED TELECOM SERVICES - 5.3%
   ALTERNATIVE CARRIERS - 4.2%
   Level 3 Communications, Inc. (a)                       425      32,778
   Qwest Communications International, Inc. (a)           583      28,023
                                                                  -------
                                                                   60,801
                                                                  -------
   INTEGRATED TELECOM SERVICES - 1.1%
   WorldCom, Inc. (a)                                     500      15,188
                                                                  -------

   WIRELESS TELECOM SERVICES - 1.3%
   Vodafone Group PLC, ADR                                500      18,500
                                                                 --------

UTILITIES - 7.2%
   ELECTRIC UTILITIES - 5.4%
   AES Corp. (a)                                          450      30,824
   Calpine Corp. (a)                                      450      46,969
                                                                  -------
                                                                   77,793
                                                                  -------

   GAS UTILITIES - 1.8%
   Kinder Morgan, Inc.                                    650      26,609
                                                                  -------

TOTAL COMMON STOCKS (cost of $907,041) (b)                      1,337,024
                                                                ---------

SR&F GROWTH INVESTOR PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
(In thousands)




                                                          PAR       VALUE
                                                     --------   ---------
SHORT-TERM OBLIGATIONS - 4.6%

COMMERCIAL PAPER - 4.6%
   Associates Corp. of North America 6.790%(c)
      10/2/00                                         $47,415  $   47,406
   Houston Industries Financial Corp. 7.100%(c)
      10/2/00                                          19,430      19,426
                                                                ---------
TOTAL SHORT-TERM OBLIGATIONS                                       66,832
                                                                ---------


OTHER ASSETS & LIABILITIES, NET - 2.9%                             41,388
                                                                ---------
NET ASSETS - 100.0%                                            $1,445,244
                                                               ==========

NOTES TO INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

(a)  Non-income producing.

(b)  Cost for federal income tax purposes is $909,541.

(c)  Rate represents yield at time of purchase.

                  Acronym                       Name
                    ADR              American Depositary Receipt




See notes to financial statements.

SR&F GROWTH INVESTOR PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000
(In thousands)


ASSETS
Investments, at market value (cost $907,041)                       $1,337,024
Short-term obligations                                                 66,832
Cash                                                                        3
Receivable for:
   Investments sold                                                    74,140
   Dividends                                                              474
                                                                   ----------
       Total Assets                                                 1,478,473
                                                                   ----------

LIABILITIES
Payable for investments purchased                                      32,534
Accrued:
   Management fee                                                         685
   Bookkeeping fee                                                          5
   Transfer agent fee                                                       1
Other                                                                       4
                                                                   ----------
   Total Liabilities                                                   33,229
                                                                   ----------
   Net Assets applicable to investors' beneficial interest         $1,445,244
                                                                   ==========


See notes to financial statements.

SR&F GROWTH INVESTOR PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2000
(All amounts in thousands)


INVESTMENT INCOME
Dividends                                                            $  6,720
Interest                                                                1,457
                                                                     --------
   Total Investment Income                                              8,177
                                                                     --------
EXPENSES
Management fee                                                          7,245
Bookkeeping fee                                                            56
Trustees' fee                                                              27
Audit fee                                                                  12
Legal fee                                                                   1
Transfer agent fee                                                          6
Custodian fee                                                              29
Other                                                                      39
                                                                     --------
                                                                        7,415
                                                                     --------

   Net Investment Income                                                  762
                                                                     --------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments                                      140,322
Net change in unrealized appreciation/depreciation                    187,931
                                                                     --------
   Net Gain                                                           328,253
                                                                     --------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $329,015
                                                                     ========



See notes to financial statements.

SR&F GROWTH INVESTOR PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
(In thousands)


                                                    YEARS ENDED SEPTEMBER 30,
                                                          2000           1999
                                                    ----------     ----------

OPERATIONS
Net investment income                               $      762      $   2,122
Net realized gain on investments                       140,322            944
Net change in unrealized appreciation/depreciation     187,931        169,408
                                                    ----------     ----------
   Net increase in net assets resulting from
      operations                                       329,015        172,474
                                                    ----------     ----------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions                                          885,014        274,918
Withdrawals                                           (755,625)      (183,222)
                                                    ----------     ----------
   Net increase from transactions in investors'
      beneficial interest                              129,389         91,696
                                                    ----------     ----------
   Net increase in net assets                          458,404        264,170

NET ASSETS
Beginning of year                                      986,840        722,670
                                                    ----------     ----------
End of year                                         $1,445,244      $ 986,840
                                                    ==========     ==========




See notes to financial statements.

STEIN ROE YOUNG INVESTOR FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000
(All amounts in thousands, except per-share data)


ASSETS
Investment in Portfolio, at value                                  $1,232,063
Receivable for Fund shares sold                                           356
Other                                                                       9
                                                                   ----------
   Total Assets                                                     1,232,428
                                                                   ----------

LIABILITIES
Payable for Fund shares repurchased                                    15,936
Accrued:
   Administrative fee                                                     174
   Bookkeeping fee                                                          4
   Transfer agent fee                                                     305
Other                                                                     200
                                                                   ----------
   Total Liabilities                                                   16,619
                                                                   ----------
Net Assets                                                         $1,215,809
                                                                   ==========

Shares outstanding (unlimited number authorized)                       33,839
                                                                   ==========

Net asset value per share                                          $    35.93
                                                                   ==========
ANALYSIS OF NET ASSETS
Paid-in capital                                                    $  721,342
Accumulated net realized gain allocated from Portfolio                105,737
Net unrealized appreciation allocated from Portfolio                  388,730
                                                                   ----------
                                                                   $1,215,809
                                                                   ==========



See notes to financial statements.

STEIN ROE YOUNG INVESTOR FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2000
(All amounts in thousands)


INVESTMENT INCOME
Dividends allocated from Portfolio                                   $  5,873
Interest allocated from Portfolio                                       1,262
                                                                    ---------
   Total Investment Income                                              7,135
                                                                    ---------

EXPENSES
Expenses allocated from Portfolio                  6,462
Administrative fee                                 1,919
Transfer agent fee                                 3,201
Bookkeeping fee                                       52
Trustees' fees                                         8
Audit fee                                              6
Legal fee                                              9
Custodian fee                                          1
Registration fee                                      23
Reports to shareholders                               82
Other                                                526               12,289
                                                --------            ---------
      Net Investment Loss                                              (5,154)
                                                                    ---------


REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS ALLOCATED FROM PORTFOLIO
Net realized gain allocated from Portfolio                            134,120
Net change in unrealized appreciation/depreciation
   allocated from Portfolio                                           158,324
                                                                    ---------
         Net Gain                                                     292,444
                                                                    ---------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $ 287,290
                                                                    =========



See notes to financial statements.

STEIN ROE YOUNG INVESTOR FUND
STATEMENT OF CHANGES IN NET ASSETS
(All amounts in thousands)
                                                    YEARS ENDED SEPTEMBER 30,
                                                          2000           1999
                                                    ----------    -----------
OPERATIONS
Net investment loss                                 $   (5,154)     $  (3,184)
Net realized gain                                      134,120          4,240
Net change in unrealized appreciation/depreciation     158,324        158,189
                                                    ----------     ----------
Net increase (decrease) in net assets resulting
   from operations                                     287,290        159,245
                                                    ----------     ----------

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net realized capital gains          (10,173)       (18,152)
                                                    ----------     ----------

SHARE TRANSACTIONS
Subscriptions to Fund shares                           718,379        335,052
Value of distributions reinvested                       10,047         17,877
Redemptions of Fund shares                            (670,308)      (299,472)
                                                    ----------     ----------
   Net increase from Fund share transactions            58,118         53,457
                                                    ----------     ----------
   Net increase in net assets                          335,235        194,550

NET ASSETS
Beginning of period                                    880,574        686,024
                                                    ----------     ----------
End of period                                       $1,215,809      $ 880,574
                                                    ==========     ==========

UNDISTRIBUTED (OVERDISTRIBUTED) NET
  INVESTMENT INCOME                                 $       --             --
                                                    ==========     ==========
ANALYSIS OF CHANGES IN SHARES OF
  BENEFICIAL INTEREST
Subscriptions to Fund shares                            20,880         11,915
Issued in reinvestment of distributions                    312            741
Redemptions of Fund shares                             (19,468)       (10,786)
                                                    ----------     ----------
   Net increase in Fund shares                           1,724          1,870
Shares outstanding at beginning of year                 32,115         30,245
                                                    ----------     ----------
Shares outstanding at end of year                       33,839         32,115
                                                    ==========     ==========


See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                          SEPTEMBER 30, 2000


NOTE 1.  SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

         ORGANIZATION
         Stein Roe Young Investor Fund (the "Fund") is a series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F Growth Investor Portfolio (the "Portfolio"), which seeks to achieve long-term capital appreciation by investing primarily in common stocks and other equity-type securities that are believed to have long-term appreciation potential. The Fund also has an educational objective to teach investors, especially young people, about basic economic principles and personal finance through a variety of educational materials prepared and paid for by the Fund.

              The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations February 3, 1997. The Portfolio allocates income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on their respective percentage of ownership. At September 30, 2000, Stein Roe Young Investor Fund owned 85.3% of the Portfolio.

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.


         SECURITY VALUATION AND TRANSACTIONS
         Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid price.

              Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

              Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

              Security transactions are accounted for on the date the securities are purchased, sold or mature.

              Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

         FEDERAL INCOME TAXES
         No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and makes distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods approved by the Internal Revenue Service.


         DISTRIBUTIONS TO SHAREHOLDERS
         Distributions to shareholders are recorded on the ex-date.

              The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.


         OTHER
         Interest income is recorded on the accrual basis. Corporate actions are recorded on the ex-date.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------

         MANAGEMENT FEE
         Stein Roe and Farnham Inc. (the Advisor) is the investment Advisor of the Portfolio and receives a monthly fee as follows:

                  Average Net Assets                 Annual Fee Rate
                  First $500 million                 0.60%
                  Next $500 million                  0.55%
                  Over $1 billion                    0.50%

         ADMINISTRATION FEE
         The Advisor also provides accounting and other services to the Fund for a monthly fee as follows:

                  Average Net Assets                 Annual Fee Rate
                  First $500 million                 0.200%
                  Next $500 million                  0.150%
                  Over $1 billion                    0.125%

         BOOKKEEPING FEE
         The Advisor provides bookkeeping and pricing services to the Portfolio and the Fund for a monthly fee equal to $25,000 annually plus 0.0025% annually of the Portfolio's and Fund's average daily net assets over $50 million.

         TRANSFER AGENT FEE
         Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.22% annually of the Fund's average daily net assets and receives reimbursement for certain out of pocket expenses. The Portfolio pays the Transfer Agent a monthly fee equal to $6,000 annually.

         OTHER
         The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

NOTE 3. PORTFOLIO INFORMATION
--------------------------------------------------------------------------------

         INVESTMENT ACTIVITY
         During the year ended September 30, 2000, purchases and sales of investments, other than short-term obligations, were $976,309,339 and $915,033,633, respectively.

              Unrealized appreciation (depreciation) at September 30, 2000 based on cost of investments for federal income tax purposes was:

         Gross unrealized appreciation            $502,478,058
         Gross unrealized depreciation             (74,995,022)
                                                  ------------
              Net unrealized appreciation         $427,483,036
                                                  ------------

         OTHER
         The Portfolio may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT
--------------------------------------------------------------------------------

         The Liberty-Stein Roe Funds Investment Trust and SR&F Base Trust participate in unsecured line of credit agreements provided by the custodian bank consisting of two components. The committed line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trust. The uncommitted line of credit permits the Trust to borrow from the custodian at the custodian's sole discretion. The aggregate borrowings available to the Trust for the committed and uncommitted lines of credit are $200 million and $100 million, respectively. Borrowings may be made to temporarily finance repurchase of Fund shares. Interest is charged to the Trust and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by the Fund based on the relative asset size of the Fund to the Trust as a whole. The commitment fee is included in other expenses on the Statement of Operations. For the year ended September 30, 2000, the Trust and Fund had no borrowings under the agreement.


NOTE 5. OTHER RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

         During the year ended September 30, 2000, the Portfolio used Alphatrade, a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to Alphatrade during the year were $63,249.


SR&F GROWTH INVESTOR PORTFOLIO


FINANCIAL HIGHLIGHTS

                                                                 PERIOD ENDED
                                   YEARS ENDED SEPTEMBER 30,    SEPTEMBER 30,
                                    2000       1999       1998         1997(a)
                               ---------  ---------  --------- --------------
Ratio of net expenses to
   average net assets              0.57%      0.59%      0.62%        0.63%(b)
Ratio of net investment
    income to average net assets   0.06%      0.25%      0.42%        0.54%(b)
Portfolio turnover rate              72%        45%        45%          38%

(a) From commencement of operations on February 3, 1997.

(b) Annualized.


STEIN ROE YOUNG INVESTOR FUND

FINANCIAL HIGHLIGHTS

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                                       YEARS ENDED SEPTEMBER 30,
                                                                       2000          1999         1998           1997          1996
                                                               ------------  ------------ ------------   ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $     27.42   $      22.68 $      22.75   $      18.64  $      14.29
                                                               ------------  ------------ ------------   ------------  ------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)                                     (0.15)         (0.10)       (0.06)         (0.04)         0.05
Net realized and unrealized gains on investments
    allocated from Portfolio                                           8.98          5.44         0.31           4.79          4.86
                                                               ------------  ------------ ------------   ------------  ------------
    Total from investment operations                                   8.83          5.34         0.25           4.75          4.91
                                                               ------------  ------------ ------------   ------------  ------------
DISTRIBUTIONS
   Net investment income                                                --            --           --           (0.02)        (0.05)
   Net realized capital gains                                         (0.32)        (0.60)       (0.32)         (0.62)        (0.51)
                                                               ------------  ------------ ------------   ------------  ------------
     Total distributions                                              (0.32)        (0.60)       (0.32)         (0.64)        (0.56)
                                                               ------------  ------------ ------------   ------------   -----------
NET ASSET VALUE, END OF PERIOD                                 $      35.93  $      27.42 $      22.68   $      22.75  $      18.64
                                                               ============  ============ ============   ============  ============
Ratio of net expenses to average net assets                           1.08%         1.18%        1.31%      1.43% (b)     1.21% (b)
Ratio of net investment income (loss) to average net assets         (0.45)%       (0.37)%      (0.28)%    (0.25)% (c)     0.30% (c)
Portfolio turnover rate                                                 N/A           N/A          N/A        22% (d)       98% (d)
Total return                                                         32.32%        23.89%        1.14%     26.37% (c)    35.55% (c)
Net assets, end of year (000's)                                $  1,215,809  $    880,574 $    686,024   $    475,506  $    179,089


(a) Per share data was calculated using average shares outstanding during the period.

(b) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the Advisor, this ratio would have been 1.49% and 2.04% for the years ended September 30, 1997 and 1996, respectively.

(c)  Computed giving effect to the Advisor's expense limitation undertaking.

(d)  Prior to commencement of operations of the Portfolio.


--------------------------------------------------------------------------------
Federal Income Tax information (unaudited)
For the fiscal year ended September 30, 2000, the Fund designates long-term capital gains of $114,077,730.
--------------------------------------------------------------------------------



                                  26-27 Spread

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of
   Liberty-Stein Roe Funds Investment Trust and
      SR&F Base Trust and the
      Shareholders of Stein Roe Young Investor Fund

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Stein Roe Young Investor Fund (the "Fund")(a series of Liberty-Stein Roe Funds Investment Trust) and SR&F Growth Investor Portfolio (the "Portfolio")(a series of SR&F Base Trust) at September 30, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets and their financial highlights for the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's and the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights of the Fund and the Portfolio for periods through September 30, 1998 were audited by other independent accountants, whose report dated November 16, 1998 expressed an unqualified opinion on those financial highlights.


PricewaterhouseCoopers LLP
Boston, Massachusetts
November 20, 2000

LIBERTY - STEIN ROE ADVISOR TRUST

TRUSTEES
--------------------------------------------------------------------------------
John A. Bacon Jr. Private Investor
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Executive Vice President, Liberty Financial
  Companies Inc.
Douglas A. Hacker
Executive Vice President and Chief Financial
  Officer, United Airlines
Janet Langford Kelly
Executive Vice President-Corporate
  Development, General Counsel and
  Secretary, Kellogg Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Joseph R. Palombo
Chairman of the Board of Trustees
  Executive Vice President and Director,
  Colonial Management Associates
Thomas C. Theobald
Managing Partner, William Blair
  Capital Partners

OFFICERS
--------------------------------------------------------------------------------
Stephen E. Gibson, President
William D. Andrews, Executive
  Vice President
Kevin M. Carome, Executive
  Vice President, Secretary
Loren A. Hansen, Executive Vice President
Joseph R. Palombo, Executive Vice President


AGENTS AND ADVISORS
--------------------------------------------------------------------------------
Stein Roe & Farnham Incorporated
Investment Advisor
State Street Bank and Trust Company
Custodian
Liberty Funds Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Fund and Portfolio
PricewaterhouseCoopers  LLP
Independent Accountants

THE STEIN ROE MUTUAL FUNDS

FIXED-INCOME FUNDS
Cash Reserves Fund
Municipal Money Market Fund
Intermediate Municipals Fund
Managed Municipals Fund
High-Yield Municipals Fund
Intermediate Bond Fund
Income Fund
High Yield Fund

EQUITY FUNDS
Balanced Fund
Growth & Income Fund
Disciplined Stock Fund
Growth Stock Fund
Growth Investor Fund
Young Investor Fund
Midcap Growth Fund
Focus Fund
Capital Opportunities Fund
Small Company Growth Fund

INTERNATIONAL FUNDS
Asia Pacific Fund
International Fund
Small Cap Tiger Fund

                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                                  800-338-2550
                                www.steinroe.com

                         Liberty Funds Distributor, Inc.

                                                S14-02/205D-0900 (11/00) 00/2098